UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 2.02 Results of Operations and Financial Condition

On June 7, 2011, Navarre Corporation issued a press release announcing its financial results for the period ending March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”). The non-GAAP financial measures included in the earnings release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2011. Navarre Corporation issued a press release announcing that the Chairman of its Board of Directors, Eric H. Paulson, had provided notice to the Company that he does not intend to stand for re-election as a director of the Company at its annual shareholder meeting in September 2011. Mr. Paulson’s decision not to stand for re-election was not a result of any disagreements between Mr. Paulson and the Company on any matter relating to the Company’s operations, policies or practices. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Neither the information in this Form 8-K, nor the information in the press releases attached hereto as exhibits 99.1 or 99.2 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit

99.1	Press Release, dated June 7, 2011, issued by Navarre Corporation

99.2	Press Release, dated June 6, 2011, issued by Navarre Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION

Dated: June 8, 2011	By:	/s/ Ryan F. Urness
		Name:	Ryan F. Urness
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 7, 2011, issued by Navarre Corporation

99.2	Press Release, dated June 6, 2011, issued by Navarre Corporation